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                                                                 EXHIBIT 10.9

                         AMENDMENT TO WARRANT AGREEMENT

                           CLASS B REDEEMABLE WARRANT

                       MEDICAL RESOURCES MANAGEMENT, INC.

     WHEREAS, a Warrant Agreement (the "Agreement") dated as of November 1, 1996 was entered into between Medical Resources Management, Inc., a Nevada corporation (the "Company"), and certain parties as listed in Schedule A to the Agreement, hereinafter collectively called "Holders";

     WHEREAS, in connection with a private placement of 515,540 units (the "Units") during the period from November 1, 1996 through April 29, 1997, the Company issued Units to each of the Holders, each Unit consisting of (i) one share of the Company's common stock, $.001 par value (the "Common Stock"), (ii) one Class A common stock purchase warrant (the "Class A Warrant") and (iii) one Class B common stock purchase warrant (the "Class B Warrant");

     WHEREAS, in accordance with the terms and provisions of the Agreement, the right to exercise each Class B Warrant is scheduled to expire on November 1, 1999;

     WHEREAS, the Company desires to extend the expiration date of the Class B Warrants for a period of an additional two (2) years, until November 1, 2001;

     WHEREAS, on May 11, 1999 the Company's Board of Directors voted to extend the expiration date of the Class B Warrants until November 1, 2001;

     NOW, THEREFORE, Section 2.(A) of the Agreement is hereby amended to read in its entirety as follows:

               EACH WARRANT SHALL ENTITLE THE HOLDER OF THE CERTIFICATE REPRESENTING SUCH WARRANT TO PURCHASE UPON THE EXERCISE THEREOF ONE SHARE OF COMMON STOCK, SUBJECT TO THE ADJUSTMENTS PROVIDED IN SECTION 5 HEREOF, AT ANY TIME UNTIL 5:00 P.M., PACIFIC TIME, ON NOVEMBER 1, 2001, UNLESS EARLIER REDEEMED PURSUANT TO SECTION 6 HEREOF.

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     IN WITNESS WHEREOF, the parties hereto have caused this amendment to the
Agreement to be duly executed, effective as of September 26, 1999.

(CORPORATE SEAL)

                                            MEDICAL RESOURCES MANAGEMENT, INC.

                                            By:
                                               --------------------------------
                                                 Allen Bonnifield, President

ATTEST:

-------------------------------
Michael Fewer, Secretary